Exhibit 1

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below each hereby agrees that the Schedule 13D filed herewtih and any amendments thereto relating to the acquisition of shares of beneficial interest of Travel Services International, Inc. is filed jointly on behalf of each such person.

Dated:    August  7, 1997

                                                      800-IDEAS, INC.



                                                      /s/ Susan Parker
                                                      --------------------------
                                                      Susan Parker
                                                       President


                                                      /s/ Susan Parker
                                                      --------------------------
                                                      Susan Parker, Individually